Subsequent Events	12 Months Ended
Oct. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
30.	SUBSEQUENT EVENTS

Other than disclosed elsewhere in the consolidated financial statements, the following subsequent events occurred.

TGE executed the sale and purchase agreement for the acquisition of 100% interests in the Hilton Garden Inn New York City Tribeca with the payment of an irrevocable deposit in December 2025. Closing of the acquisition is subject to customary closing conditions.

TGE entered into a sale and purchase agreement to purchase an 80% stake in the Upper View Regalia Hotel in Kuala Lumpur, Malaysia. The aggregate consideration of the transaction is HK$300 million (equivalent to approximately US$38.6 million). Closing of the acquisition is subject to customary closing conditions.

TGE entered into a sale and purchase agreement with FEC Holdings and FEC Hotel (the “Vendors”), whereby the Vendors have agreed conditionally to sell, and the Purchaser has agreed conditionally to purchase a 50% stake in the Ritz Carlton Hotel in Perth Australia with a total value at A$280 million. Closing of the acquisition is subject to customary closing conditions.

TGE Value Creative Solutions Corp, a special purpose acquisition company (SPAC) sponsored by TGE, successfully completed its successful initial public offering of 15,000,000 units at $10.00 per unit in December 2025. The offering resulted in gross proceeds to the Company of US$150 million.

TGE completed the secondary listing on the London Stock Exchange in December 2025. TGE’s entire issued Class A ordinary shares are traded on both NYSE and London Stock Exchange’s main market.